UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2023

MicroAlgo Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40024	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(755. R. S. Employer Identification No.)

Unit 507, Building C, Taoyuan Street,

Long Jing High and New Technology Jingu Pioneer Park,

Nanshan District, Shenzhen, 518052,

People’s Republic of China

0755-88600589

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	MLGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 16, 2023, Marcum LLP (“Marcum”) ceased to be the independent auditor of MicroAlgo Inc. (formerly known as “Venus Acquisition Corporation,” either or together as the “Company”) due to the termination of the engagement letter between the Company and Marcum. And the Company engaged OneStop Assurance PAC (“OneStop”) as its independent registered public accounting firm on the same date.

From September 30, 2022 through March 16, 2023, there was no audit report issued by Marcum and there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports.

During the two most recent fiscal years ended December 31, 2021 and 2020, and the subsequent interim period through March 16, 2023, there were no any reportable events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Marcum with a copy of this disclosure and has requested that Marcum furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Marcum agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K. and, if not, stating the respect in which it does not agree. A copy of Marcum’s letter dated 17, 2023 is attached hereto as Exhibit 16.1.

On March 16, 2023, the Company engaged OneStop Assurance PAC (“OneStop”) to serve as its independent registered public accounting firm. The decision to engage OneStop was approved by the Audit Committee of the Board of Directors of the Company and the Board.During the Company’s two fiscal years ended December 31, 2021 and 2020, and through March 16, 2023, neither the Company nor anyone acting on its behalf consult OneStop with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and OneStop did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement or any reportable events as defined and set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Marcum LLP to the Securities and Exchange Commission, dated March 17, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2023

MicroAlgo Inc.

/s/ Min Shu
Min Shu
Chief Executive Officer

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